As filed with the Securities and Exchange Commission on July 28, 2004

                                                                      File Nos.
                                                                        2-60470
                                                                      811-02790

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.  32                           (X)
                                -----

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  31                                          (X)
                 -----

                FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
                -----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on August 1, 2004 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.







AUGUST 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  CLASS A, B & C

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

























[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goal and Strategies                    2

Main Risks                             4

Performance                            7

Fees and Expenses                      9

Management                            11

Distributions and Taxes               13

Financial Highlights                  15


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class                18

Buying Shares                         23

Investor Services                     26

Selling Shares                        29

Exchanging Shares                     32

Account Policies                      40

Questions                             44


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover


THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including alternative minimum tax, and exempt from California personal income taxes for California residents as is consistent with prudent investment management and the preservation of shareholders' capital.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its total assets may be invested in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.


[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]


The Fund only buys municipal securities that are rated at the time of purchase in one of the top four ratings by a U.S. nationally recognized rating service (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

The Fund also may invest in municipal lease obligations. Municipal lease obligations generally are issued to finance the purchase of public property that is leased to a state or local government and the lease payments are used to pay the interest on the obligations. The Fund also may invest up to 35% of its assets in municipal securities issued by U.S. territories.


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS


CALIFORNIA Since the Fund invests heavily in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers.

A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. During the summer of 2003, both Moody's Investors Service and Standard and Poor's Ratings Group lowered the state's general obligation bond rating. Both agencies felt the downgrades were required as a result of the state's fiscal stress. In March 2004, after voters approved a $15 billion economic recovery bond, Moody's and S&P changed the state's outlooks to stable and positive respectively. In May 2004, Moody's upgraded the state to A3, positive.

In past years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California, or any state, are unpredictable and can change at any time. For example, in the early 1990s, California was particularly hard hit due to cuts in defense and aerospace. Since the beginning of 2001, there has been a significant moderation in the California economy, which may have an adverse impact on state revenues. The Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

U.S. TERRITORIES The Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories. As with California municipal securities, events in any of these territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).


INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.


MUNICIPAL LEASE OBLIGATIONS Municipal lease obligations, which generally are issued to finance the purchase of public property, differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-2.83%  15.04%  4.69%  8.81%  6.49%  -4.39%  12.63%  5.36%  6.76%  4.62%
-----------------------------------------------------------------------
94      95      96     97     98     99      00      01     02     03

                              YEAR

Best Quarter:                             Q1'95         6.09%
Worst Quarter:                            Q1'94        -3.11%


AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2003

                             1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Franklin California Tax-Free  0.20%       3.94%      5.11%
Income Fund - Class A/2
Return Before Taxes
Return After Taxes on
Distributions                 0.20%       3.92%      5.06%
Return After Taxes on
Distributions and Sale of
Fund Shares                   1.76%       4.07%      5.12%
Lehman Brothers Municipal
Bond Index/3                  5.31%       5.83%      6.03%
 (index reflects no
 deduction   for fees,
 expenses, or taxes)

                                                       SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (1/1/99)
----------------------------------------------------------------
Franklin California Tax-Free
Income Fund - Class B/2       0.18%       3.95%      3.95%
Lehman Brothers Municipal
Bond Index/3                  5.31%       5.83%      5.67%

                                                       SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (5/1/95)
----------------------------------------------------------------
Franklin California Tax-Free
Income Fund  - Class C/2      2.19%       4.10%      5.33%
Lehman Brothers Municipal
Bond Index/3                  5.31%       5.83%      6.78%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2004, the Fund's year-to-date return was -0.43% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                     CLASS A      CLASS B   CLASS C
----------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         4.25%        4.00%     1.00%
  Load imposed on purchases          4.25%        None      None
  Maximum deferred sales charge
  (load)                             None/1       4.00%/2   1.00%
Redemption fee on shares sold
within 5 New York Stock Exchange
trading days following their
purchase date/3                      2.00%        2.00%     2.00%


Please see "Choosing a Share Class" on page 18 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES      (expenses deducted from Fund assets)
                                    CLASS A    CLASS B   CLASS C
-----------------------------------------------------------------
Management fees                     0.45%      0.45%     0.45%
Distribution and service
(12b-1) fees                        0.08%      0.65%     0.65%
Other expenses                      0.05%      0.05%     0.05%
                                    --------------------------
Total annual Fund operating
 expenses                           0.58%      1.15%     1.15%
                                    ==========================

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 19).
2. Declines to zero after six years.
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR   3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------
If you sell your shares at the end
of the period:

CLASS A                             $482/1    $603    $735     $1,120
CLASS B                             $517      $665    $833     $1,238/2
CLASS C/3                           $217      $365    $633     $1,398

If you do not sell your shares:

CLASS B                             $117     $365     $633     $1,238/2
CLASS C/3                           $117     $365     $633     $1,398

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $315, $462, $727 and $1,484, respectively, if you sell your shares at the end of the period or $216, $462, $727 and $1,484, respectively, if you do not sell your shares.




MANAGEMENT


On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (MA Division) filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, including Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (Company), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001, and alleges that, during such time, an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund. The MA Division's complaint seeks an order for the Company to permanently cease and desist from violations of the anti-fraud provisions of the Massachusetts Uniform Securities Act, disgorge any illegal profits back to the mutual fund's shareholders and pay an administrative fine.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

The Staff of the U.S. Securities and Exchange Commission (SEC) has informed the Company that it intends to recommend that the SEC authorize an action against Franklin Advisers, Inc. (adviser to many of the funds, and affiliate to the other funds' advisers) relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in the Staff's investigation. Although there can be no assurance, a resolution of such issues is expected to be reached with the SEC Staff in the coming months. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage $345 billion in assets.


The team responsible for the Fund's management is:


SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Fund since 1987. She is the Co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.


JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.

CHRISTOPHER S. SPERRY, VICE PRESIDENT OF ADVISERS
Mr. Sperry has been an analyst or portfolio manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended March 31, 2004, the Fund paid 0.45% of its average monthly net assets to the manager for its services.


DISTRIBUTIONS AND TAXES



INCOME AND CAPITAL GAIN DISTRIBUTIONS
The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

AVOID "BUYING A DIVIDEND". If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS
You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of the state of California, or its political subdivisions, generally are also exempt from California's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California. Corporate shareholders subject to California's corporate franchise tax system should note that these dividends are fully taxable in California, and they should consult with their tax advisor about whether the Fund is a suitable investment given the taxability of these dividends.

    Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.


o TAXABLE INCOME DIVIDENDS. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. The Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

ANNUAL STATEMENTS If the Fund makes a taxable ordinary income or capital gain distribution to you of $10 or more, you will receive a statement in January of the following year that shows the tax status of the distributions you received. Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of taxable income, capital gains or proceeds from the sale of your shares.


OTHER TAX INFORMATION. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.



FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                                           YEAR ENDED MARCH 31,
----------------------------------------------------------------------
                             2004     2003     2002     2001     2000
----------------------------------------------------------------------
Per share data ($)
Net asset value,
beginning of year            7.24     7.07     7.24     6.88     7.40
                         ---------------------------------------------
  Net investment income/1     .35      .35      .37      .37      .38
  Net realized and
  unrealized
  gains (losses)              .07      .21    (.16)      .36    (.53)
                         ---------------------------------------------
Total from investment
operations                    .42      .56      .21      .73    (.15)
                         ---------------------------------------------
  Distributions from net     (.34)    (.36)    (.37)    (.37)   (.36)
  investment
  income
  Distributions from
  net
  realized gains                -    (.03)    (.01)       --    (.01)
                         ---------------------------------------------
Total distributions         (.34)    (.39)    (.38)    (.37)    (.37)
                         ---------------------------------------------
NET ASSET VALUE, END OF
YEAR                         7.32     7.24     7.07     7.24     6.88
                         ---------------------------------------------
Total return (%)/2           6.04     8.05     2.87    10.98    (1.97)
Ratios/supplemental data
Net assets, end of year
($ x 1,000)             12,784,815 13,376,339 13,016,197 13,279,037 12,859,577
Ratios to average net
assets: (%)
  Expenses                    .58      .57      .57      .57      .57
  Net investment income      4.80     4.90     5.08     5.31     5.40
Portfolio turnover rate
(%)                         11.57    11.92    13.23     5.83    12.10


CLASS B                                         YEAR ENDED MARCH 31,
                               2004     2003    2002    2001    2000
Per share data ($)
Net asset value,
beginning of year              7.23     7.07    7.24    6.87    7.39
                            -----------------------------------------
  Net investment income/1       .30      .31     .33     .33     .34
  Net realized and
  unrealized gains (losses)     .08      .20    (.16)    .37    (.52)
                            -----------------------------------------
Total from investment
operations                      .38      .51     .17     .70    (.18)
                            -----------------------------------------
  Distributions from           (.30)    (.32)   (.33)   (.33)   (.33)
  net investment income
  Distributions from net
  realized gains                  -     (.03)   (.01)      --   (.01)
                            -----------------------------------------
Total distributions            (.30)    (.35)   (.34)   (.33)   (.34)
                            -----------------------------------------
NET ASSET VALUE, END OF
YEAR                           7.31     7.23    7.07    7.24    6.87
                            =========================================

Total return (%)/2             5.44     7.46    2.15   10.51   (2.51)
Ratios/supplemental data
Net assets, end of year
($ x 1,000)                394,728  402,085  309,196  193,428  110,933
Ratios to average net
assets: (%)
  Expenses                     1.15     1.14    1.14    1.14    1.14
  Net investment income        4.23     4.33    4.51    4.73    4.87
Portfolio turnover rate (%)   11.57    11.92   13.23    5.83   12.10


CLASS C                                         YEAR ENDED MARCH 31,
                               2004     2003    2002    2001    2000
PER SHARE DATA ($)
Net asset value,
beginning of year              7.23     7.06    7.23    6.87    7.39
                            -----------------------------------------
  Net investment income/1       .30      .31     .33     .33     .34
  Net realized and
  unrealized
  gains (losses)                .08      .21   (.16)     .36   (.53)
                            -----------------------------------------
Total from investment
operations                      .38      .52     .17     .69   (.19)
                            -----------------------------------------
  Distributions from net       (.30)    (.32)   (.33)   (.33)   (.32)
  investment income
  Distributions from net
  realized gains                  -     (.03)   (.01)      --   (.01)
                            -----------------------------------------
Total distributions            (.30)    (.35)   (.34)   (.33)   (.33)
                            -----------------------------------------
Net asset value, end of
year                           7.31     7.23    7.06    7.23    6.87
                            -----------------------------------------
Total return (%)/2             5.46     7.46    2.29   10.38   (2.54)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                 523,545 538,460 464,108 393,652 367,874
Ratios to average net
assets: (%)
  Expenses                     1.15     1.13    1.14    1.14    1.14
  Net investment income        4.23     4.34    4.52    4.74    4.82
Portfolio turnover rate (%)   11.57    11.92   13.23    5.83   12.10

1. Based on average shares outstanding.
2. Total return does not include sales charges.


YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                 CLASS B                CLASS C


o  Initial sales        o  No initial          o  No initial
   charge of 4.25% or      sales charge           sales charge
   less

o  Deferred sales       o  Deferred sales      o  Deferred sales
   charge of 1% on         charge of 4% on        charge of 1% on
   purchases of $1         shares you sell        shares you sell
   million or more         within the first       within 12 months
   sold within 18          year, declining to
   months                  1% within six
                           years and
                           eliminated after
                           that



o  Lower annual         o  Higher annual       o  Higher annual
   expenses than Class     expenses than          expenses than
   B or C due to lower     Class A due to         Class A due to
   distribution fees       higher                 higher
                           distribution fees.     distribution fees.
                           Automatic              No conversion to
                           conversion to          Class A shares, so
                           Class A shares         annual expenses do
                           after eight years,     not decrease.
                           reducing future
                           annual expenses.

SALES CHARGES - CLASS A



 WHEN YOU INVEST           THE SALES CHARGE MAKES UP      WHICH EQUALS THIS %
 THIS AMOUNT             THIS % OF THE OFFERING PRICE*  OF YOUR NET INVESTMENT*
------------------------------------------------------------------------------
Under $100,000                      4.25                         4.44
$100,000 but under $250,000         3.50                         3.63
$250,000 but under $500,000         2.50                         2.56
$500,000 but under $1               2.00                         2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 22), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 21).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED FROM
BUYING THEM                      YOUR PROCEEDS AS A CDSC
---------------------------------------------------------
 1 Year                                   4
 2 Years                                  4
 3 Years                                  3
 4 Years                                  3
 5 Years                                  2
 6 Years                                  1
 7 Years                                  0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 21). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT


The maximum amount you may invest in Class B shares with any single purchase request is $99,999. A purchase request of $100,000 or more will be rejected since a reduced sales charge is available on Class A share purchases and Class A's annual expenses are lower. Investors considering cumulative purchases over $100,000 should consider whether Class A shares would be more advantageous and consult with their financial advisor.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C


With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.


CDSC


There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC)-CLASS A, B & C


The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.


[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 32 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

To sign up for these programs, complete the appropriate section of your account application.

REINSTATEMENT PRIVILEGE. If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).


GROUP INVESTMENT PROGRAM. Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

BUYING SHARES


MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50          $50
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Current and former full-time            $100         $50
employees, officers, trustees and
directors of Franklin Templeton
entities, and their immediate family
members
------------------------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 26). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT         Contact your investment   Contact your investment
REPRESENTATIVE     representative            representative
----------------------------------------------------------------------
                   If you have another       Before requesting a
BY PHONE/ONLINE    Franklin Templeton fund   telephone or online
                   account with your bank    purchase into an
(Up to $100,000    account information on    existing account,
per shareholder    file, you may open a new  please make sure we
per day)           account by phone. At      have your bank account
                   this time, a new account  information on file. If
1-800/632-2301     may not be opened online. we do not have this
                                             information, you will
franklintempleton. To make a same day        need to send written
com                investment, your phone    instructions with your
NOTE: (1)          order must be received    bank's name and address
CERTAIN ACCOUNT    and accepted by us by     and a voided check or
TYPES ARE NOT      1:00 p.m. Pacific time    savings account deposit
AVAILABLE FOR      or the close of the New   slip. If the bank and
ONLINE ACCOUNT     York Stock Exchange,      Fund accounts do not
ACCESS AND (2)     whichever is earlier.     have at least one
THE AMOUNT MAY                               common owner, your
BE HIGHER FOR                                written request must be
MEMBERS OF THE                               signed by ALL fund AND
VALUED INVESTOR                              bank account owners,
PROGRAM.                                     and each individual
PLEASE SEE PAGE                              must have his or her
28 FOR MORE                                  signature guaranteed.
INFORMATION
REGARDING                                    To make a same day
ELIGIBILITY.                                 investment, your phone
                                             or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.

----------------------------------------------------------------------

                   Make your check payable   Make your check payable
                   to Franklin California    to Franklin California
BY MAIL            Tax-Free Income Fund.     Tax-Free Income Fund.
                                             Include your account
                   Mail the check and your   number on the check.
                   signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
                   Call to receive a wire    Call to receive a wire
                   control number and wire   control number and wire
                   instructions.             instructions.
BY WIRE
                   Wire the funds and mail   To make a same day wire
1-800/632-2301     your signed application   investment, the wired
(or                to Investor Services.     funds must be received
1-650/312-2000     Please include the wire   and accepted by us by
collect)           control number or your    1:00 p.m. Pacific time
                   new account number on     or the close of the New
                   the application.          York Stock Exchange,
                                             whichever is earlier.
                   To make a same day wire
                   investment, the wired
                   funds must be received
                   and accepted by us by
                   1:00 p.m. Pacific time
                   or the close of the New
                   York Stock Exchange,
                   whichever is earlier.
----------------------------------------------------------------------
                   Call Shareholder          Call Shareholder
BY EXCHANGE        Services at               Services at
                   1-800/632-2301, or send   1-800/632-2301, or send
                   signed written            signed written
                   instructions.   You also  instructions. You also
franklintempleton. may place an online       may place an online
com                exchange order. The       exchange order.
                   automated telephone
                   system cannot be used to  (Please see page 32 for
                   open a new account.       information on
                                             exchanges.)
                   (Please see page 32 for
                   information on
                   exchanges.)
----------------------------------------------------------------------


                     Franklin Templeton Investor Services
                  P.O. Box 997151, Sacramento, CA 95899-9983
                        Call toll-free: 1-800/632-2301
                            (Monday through Friday
                     5:30 a.m. to 5:00 p.m., Pacific time
                Saturday 6:30 a.m. to 2:30 p.m., Pacific time)
               or visit us online 24 hours a day, 7 days a week,
                           at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 23) with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040


DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.



TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.



SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

VALUED INVESTOR PROGRAM


You may be eligible for the Valued Investor Program (VIP) if the total combined value of Franklin Templeton fund shares held directly with the funds in your name or the name of a legal entity over which you have exclusive control, in the name of your spouse, and in the names of your children or grandchildren who are under the age of 21 exceeds $250,000. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor Program. Please see page 28 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own
                      both Class A and B shares, also specify
                      the class of shares, otherwise we will
                      sell your Class A shares first. Be sure
                      to include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed
1-800/632-2301        your address by phone or online within
                      the last 15 days, you can sell your
franklintempleton.com shares by phone or online. The amount
                      may be higher for members of the Valued
                      Investor Program.  Please see page 28
                      for more information regarding
                      eligibility.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.

---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to
                      provide the banking instructions online
                      or send written instructions with your
                      bank's name and a voided check or
                      savings account deposit slip. If the
                      bank and Fund accounts do not have at
                      least one common owner, you must
                      provide written instructions signed by
                      ALL fund AND bank account owners, and
                      each individual must have his or her
                      signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written
                      instructions. You also may place an
                      exchange order online.  See the
                      policies at left for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------


           Franklin Templeton Investor Services P.O. Box 997151,
           Sacramento, CA 95899-9983
           Call toll-free: 1-800/632-2301
           (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time Saturday 6:30 a.m. to 2:30 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com




EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class *, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

EXCHANGE LIMIT GUIDELINE. This exchange privilege is not intended to facilitate short-term or other excessive trading. In order to limit short-term or other excessive trading you generally may make up to eight (8) exchanges out of your Fund account to an account in a different Franklin Templeton fund during any calendar year (a single request to exchange out of your Fund account to accounts in two different Franklin Templeton funds will count as two exchanges out of your Fund account). Regularly scheduled exchanges or transfers resulting from automatic rebalancing plans or similar arrangements will not be counted for purposes of this exchange limit guideline. The Fund may (but is not required to) reject any exchange request that exceeds this exchange limit guideline and may temporarily suspend or permanently terminate your exchange privileges, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed this exchange limit guideline.

Even if you don't exceed this exchange limit guideline, the Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the manager's judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described in the "Market Timing Trading Policy" section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history, both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. The Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds, Omnibus Accounts and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. The Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o  limiting annual exchange activity per fund account,
o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and
o  assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund even if any such request would not exceed the exchange limit guideline described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona-fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE

The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 27).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS


Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o  Add/Change   the  bank  account  that  may  be  debited  for  Fund  share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.



ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:


o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.


o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.


o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                            CLASS A    CLASS B    CLASS C
--------------------------------------------------------------
COMMISSION (%)               ---        3.00       1.00/3
Investment under $100,000    4.00       ---        ---
$100,000 but under $250,000  2.80       ---        ---
$250,000 but under $500,000  2.00       ---        ---
$500,000 but under $1        1.60       ---        ---
million
$1 million or more     up to 0.75/1     ---        ---
12B-1 FEE TO DEALER          0.10/1     0.15/2     0.65/4


A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMING. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.


4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.


QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME             TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services        1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information            1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                            (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Advisor Services            1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional Services      1-800/321-8563    6:00 a.m. to 4:00 p.m.
TDD(hearing impaired)       1-800/851-0637    5:30 a.m. to 5:00 p.m.
Automated Telephone System  1-800/632-2301    (around-the-clock access
                            1-800/524-4040
                            1-800/527-2020



FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R>



Investment Company Act file #811-02790                   112 P 08/04







AUGUST 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  ADVISOR CLASS

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

























[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]







CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goal and Strategies                          2

Main Risks                                   4

Performance                                  8

Fees and Expenses                           10

Management                                  11

Distributions and Taxes                     13

Financial Highlights                        15


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND
SERVICES
[End callout]


Qualified Investors                         16

Buying Shares                               18

Investor Services                           20

Selling Shares                              23

Exchanging Shares                           26

Account Policies                            34

Questions                                   38


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover


THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including alternative minimum tax, and exempt from California personal income taxes for California residents as is consistent with prudent investment management and the preservation of shareholders' capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its total assets may be invested in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity. [End callout]

The Fund only buys municipal securities that are rated at the time of purchase in one of the top four ratings by a U.S. nationally recognized rating service (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

The Fund also may invest in municipal lease obligations. Municipal lease obligations generally are issued to finance the purchase of public property that is leased to a state or local government and the lease payments are used to pay the interest on the obligations. The Fund also may invest up to 35% of its assets in municipal securities issued by U.S. territories.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS


CALIFORNIA. Since the Fund invests heavily in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers.

A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. During the summer of 2003, both Moody's Investors Service (Moody's) and Standard and Poor's Ratings Group (S&P(R)) lowered the State's general obligation bond rating. Both agencies felt the downgrades were required as a result of the state's fiscal stress. In March 2004, after voters approved a $15 billion economic recovery bond, Moody's and S&P changed the state's outlooks to stable and positive respectively. In May 2004, Moody's upgraded the state to A3, positive.

In past years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California, or any state, are unpredictable and can change at any time. For example, in the early 1990s, California was particularly hard hit due to cuts in defense and aerospace. Since the beginning of 2001, there has been a significant moderation in the California economy, which may have an adverse impact on State revenues. The Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

U.S. TERRITORIES. The Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories. As with California municipal securities, events in any of these territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).


INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.



MUNICIPAL LEASE OBLIGATIONS



Municipal lease obligations, which generally are issued to finance the purchase of public property, differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,2

[Insert bar graph]


-2.83%  15.04%  4.69%  8.81%  6.49%  -4.39%  12.63%  5.23%  6.86%  4.86%
94      95      96     97     98     99      00      01     02     03


                                YEAR

Best Quarter:                             Q1 '95        6.09%
Worst Quarter:                            Q1 '94       -3.11%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                     1 YEAR     5 YEARS   10 YEARS
--------------------------------------------------------------------
Franklin California Tax-Free Income
Fund - Advisor Class/2
Return Before Taxes                       4.86%     4.89%     5.58%
Return After Taxes on Distributions       4.86%     4.87%     5.54%
Return After Taxes on Distributions
and                                       4.89%     4.91%     5.56%
Sale of Fund Shares
Lehman Brothers Municipal Bond            5.31%     5.83%     6.03%
Index/3
(index reflects no deduction for fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. As of June 30, 2004, the Fund's year-to-date return was -0.53% for Advisor Class shares.
All Fund performance assumes reinvestment of dividends and capital gains.
2. Effective October 1, 2001, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to October 1, 2001, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after October 1, 2001, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES       (FEES PAID DIRECTLY FROM YOUR INVESTMENT))
                                                  ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                None
purchases


Redemption fee on shares sold within 5 New
York Stock Exchange trading days following
their purchase date/1                                 2.00%


ANNUAL FUND OPERATING EXPENSES    (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                  ADVISOR CLASS
--------------------------------------------------------------------
Management fees                                       0.45%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.05%
                                              ----------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                  0.50%
                                              ======================

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------
  $51      $160      $280       $628



MANAGEMENT


On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (MA Division) filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, including Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (Company), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001, and alleges that, during such time, an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund. The MA Division's complaint seeks an order for the Company to permanently cease and desist from violations of the anti-fraud provisions of the Massachusetts Uniform Securities Act, disgorge any illegal profits back to the mutual fund's shareholders and pay an administrative fine.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

The Staff of the U.S. Securities and Exchange Commission (SEC) has informed the Company that it intends to recommend that the SEC authorize an action against Franklin Advisers, Inc. (adviser to many of the funds, and affiliate to the other funds' advisers) relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in the Staff's investigation. Although there can be no assurance, a resolution of such issues is expected to be reached with the SEC Staff in the coming months. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage $345 billion in assets.


The team responsible for the Fund's management is:


SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Fund since 1987. She is the Co-Director of Franklin's Municipal Bond
Department. She joined Franklin Templeton Investments in 1986.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.

CHRISTOPHER S. SPERRY, VICE PRESIDENT OF ADVISERS
Mr. Sperry has been an analyst or portfolio manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended March 31, 2004, the Fund paid 0.45% of its average monthly net assets to the manager for its services.



DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS



The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.


AVOID "BUYING A DIVIDEND". If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.


TAX CONSIDERATIONS

You may receive three different types of distributions from the
Fund:

o EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of the state of California, or its political subdivisions, generally are also exempt from California's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California. Corporate shareholders subject to California's corporate franchise tax system should note that these dividends are fully taxable in California, and they should consult with their tax advisor about whether the Fund is a suitable investment given the taxability of these dividends.

    Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.


o TAXABLE INCOME DIVIDENDS. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. The Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

ANNUAL STATEMENTS. If the Fund makes a taxable ordinary income or capital gain distribution to you of $10 or more, you will receive a statement in January of the following year that shows the tax status of the distributions you received. Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of taxable income, capital gains or proceeds from the sale of your shares.


OTHER TAX INFORMATION. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS            YEAR ENDED MARCH 31,
-------------------------------------------
                        2004   2003  2002/3
-------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year       7.23   7.07   7.29
   Net investment
   income1               .35    .36    .19
   Net realized and
   unrealized gains
   (losses)              .08    .19  (.24)
Total from investment
operations               .43    .55  (.05)
Less distributions
from:
   Net investment
   income              (.35)  (.36)  (.16)
  Net realized gains       -  (.03)  (.01)
Total distributions    (.35)  (.39)  (.17)
NET ASSET VALUE, END
OF YEAR                 7.31   7.23   7.07
                       ====================
Total return (%)/2      6.13   8.00  (.80)


RATIOS/SUPPLEMENTAL
DATA
Net assets, end of
year                   14,096 10,217  2,134
($ x 1,000)
Ratios to average net
assets: (%)
   Expenses              .50    .49   .49/4
   Net investment
   income               4.88   4.98  5.25/4
Portfolio turnover
rate (%)               11.57  11.92 13.23


1. Based on average shares outstanding.
2. Total return is not annualized.
3. For the period October 1, 2001 (effective date) to March 31,
2002.
4. Annualized.

YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Fund.


o Registered investment advisors on behalf of their clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996. Minimum investments: $1,000 initial and $50 additional.

o Registered investment advisors who buy on behalf of their clients through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc.
   (Distributors). Minimum investments: $1,000 initial and $50 additional.


o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments and their family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.


o  Each series of the Franklin Templeton Fund Allocator Series.
   Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin
Templeton Variable Insurance Products Trust and Templeton Capital
Accumulator Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants have full or shared investment discretion. Minimum investments:
   No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments:
   $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

BUYING SHARES

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 20). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
---------------------------------------------------------------------
                      OPENING AN ACCOUNT   ADDING TO AN ACCOUNT
---------------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your         Contact your investment
REPRESENTATIVE        investment           representative
                      representative
---------------------------------------------------------------------
                      If you have another  Before requesting a
BY PHONE/ONLINE       Franklin Templeton   telephone or online
                      fund account with    purchase into an
(Up to $100,000 per   your bank account    existing account, please
shareholder per day)  information on       make sure we have your
                      file, you may open   bank account information
1-800/632-2301        a new account by     on file. If we do not
                      phone. At this       have this information,
franklintempleton.com time, a new account  you will need to send
                      may not be opened    written instructions
NOTE: (1) CERTAIN     online.              with your bank's name
ACCOUNT TYPES ARE                          and address and a voided
NOT AVAILABLE FOR     To make a same day   check or savings account
ONLINE ACCOUNT        investment, your     deposit slip. If the
ACCESS AND (2) THE    phone order must be  bank and Fund accounts
AMOUNT MAY BE HIGHER  received and         do not have at least one
FOR MEMBERS OF THE    accepted by us by    common owner, your
VALUED INVESTOR       1:00 p.m. Pacific    written request must be
PROGRAM.  PLEASE SEE  time or the close    signed by ALL fund AND
PAGE 22 FOR MORE      of the New York      bank account owners, and
INFORMATION           Stock Exchange,      each individual must
REGARDING             whichever is         have his or her
ELIGIBILITY.          earlier.             signature guaranteed.

                                           To make a same day
                                           investment, your phone
                                           or online order must be
                                           received and accepted by
                                           us by 1:00 p.m. Pacific
                                           time or the close of the
                                           New York Stock Exchange,
                                           whichever is earlier.
---------------------------------------------------------------------
                      Make your check      Make your check payable
                      payable to Franklin  to Franklin California
BY MAIL               California Tax-Free  Tax-Free Income Fund.
                      Income Fund.         Include your account
                                           number on the check.
                      Mail the check and
                      your signed          Fill out the deposit
                      application to       slip from your account
                      Investor Services.   statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           Fund name, and your
                                           account number.

                                           Mail the check and
                                           deposit slip or note to
                                           Investor Services.
---------------------------------------------------------------------
                      Call to receive a    Call to receive a wire
                      wire control number  control number and wire
                      and wire             instructions.
BY WIRE               instructions.
                                           To make a same day wire
1-800/632-2301        Wire the funds and   investment, the wired
(or 1-650/312-2000    mail your signed     funds must be received
collect)              application to       and accepted by us by
                      Investor Services.   1:00 p.m. Pacific time
                      Please include the   or the close of the New
                      wire control number York Stock Exchange, or your new account whichever is earlier.
                      number on the
                      application.

                      To make a same day
                      wire investment,
                      the wired funds
                      must be received
                      and accepted by us
                      by 1:00 p.m.
                      Pacific time or the
                      close of the New
                      York Stock
                      Exchange, whichever
                      is earlier.
---------------------------------------------------------------------
                      Call Shareholder     Call Shareholder
BY EXCHANGE           Services at          Services at
                      1-800/632-2301, or   1-800/632-2301, or send
                      send signed written  signed written
franklintempleton.com instructions.   You  instructions. You also
                      also may place an    may place an online
                      online exchange      exchange order.
                      order. The
                      automated telephone  (Please see page 26 for
                      system cannot be     information on
                      used to open a new   exchanges.)
                      account.

                      (Please see page 26
                      for information on
                      exchanges.)
---------------------------------------------------------------------


                               Franklin Templeton Investor Services
                         P.O. Box 997151, Sacramento, CA 95899-9983
                                     Call toll-free: 1-800/632-2301
                                             (Monday through Friday
                               5:30 a.m. to 5:00 p.m., Pacific time
                     Saturday 6:30 a.m. to 2:30 p.m., Pacific time)
                  or visit us online 24 hours a day, 7 days a week,
                                           at franklintempleton.coM


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund.
This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040


DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.



TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.



SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


VALUED INVESTOR PROGRAM

You may be eligible for the Valued Investor Program (VIP) if the total combined value of Franklin Templeton fund shares held directly with the funds in your name or the name of a legal entity over which you have exclusive control, in the name of your spouse, and in the names of your children or grandchildren who are under the age of 21 exceeds $250,000. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a
   registered owner
o  you want to send your proceeds somewhere other     than the
   address of record, or preauthorized bank or brokerage firm account


The amounts may be higher for members of the Valued Investor
Program. Please see page 22 for more information regarding eligibility.


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.
A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


SELLING SHARES
----------------------------------------------------------
                      To sell some or all of your shares
----------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment
REPRESENTATIVE        representative
----------------------------------------------------------
                      Send written instructions and
BY MAIL               endorsed share certificates (if
                      you hold share certificates) to
                      Investor Services.  Corporate,
                      partnership or trust accounts may
                      need to send additional documents.

                      Specify the Fund, the account
                      number and the dollar value or
                      number of shares you wish to sell.
                      Be sure to include all necessary
                      signatures and any additional
                      documents, as well as signature
                      guarantees if required.

                      A check will be mailed to the
                      name(s) and address on the
                      account, or otherwise according to
                      your written instructions.
----------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold
                      share certificates and you have
1-800/632-2301        not changed your address by phone
                      or online within the last 15 days,
franklintempleton.com you can sell your shares by phone
                      or online. The amount may be
                      higher for members of the Valued
                      Investor Program.  Please see page
                      22 for more information regarding
                      eligibility.

                      A check will be mailed to the
                      name(s) and address on the
                      account. Written instructions,
                      with a signature guarantee, are
                      required to send the check to
                      another address or to make it
                      payable to another person.
----------------------------------------------------------
                      You can call, write, or visit us
BY ELECTRONIC FUNDS   online to have redemption proceeds
TRANSFER (ACH)        sent to a bank account. See the
                      policies at left for selling
                      shares by mail, phone, or online.

                      Before requesting to have
                      redemption proceeds sent to a bank
                      account, please make sure we have
                      your bank account information on
                      file. If we do not have this
                      information, you will need to
                      provide the banking instructions
                      online or send written
                      instructions with your bank's name
                      and a voided check or savings
                      account deposit slip. If the bank
                      and Fund accounts do not have at
                      least one common owner, you must
                      provide written instructions
                      signed by ALL fund AND bank
                      account owners, and each
                      individual must have his or her
                      signature guaranteed.

                      If we receive your request in
                      proper form by 1:00 p.m. Pacific
                      time, proceeds sent by ACH
                      generally will be available within
                      two to three business days.
----------------------------------------------------------

                      Obtain a current prospectus for
BY EXCHANGE           the fund you are considering.
                      Prospectuses are available online
                      at franklintempleton.com.

                      Call Shareholder Services at the
                      number below or send signed
                      written instructions. You also may
                      place an exchange order online.
                      See the policies at left for
                      selling shares by mail, phone, or
                      online.

                      If you hold share certificates,
                      you will need to return them to
                      the Fund before your exchange can
                      be processed.
----------------------------------------------------------


      Franklin Templeton Investor Services P.O. Box 997151,
      Sacramento, CA 95899-9983
      Call toll-free: 1-800/632-2301
      (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time
      Saturday 6:30 a.m. to 2:30 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com




EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund,you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

EXCHANGE LIMIT GUIDELINE. This exchange privilege is not intended to facilitate short-term or other excessive trading. In order to limit short-term or other excessive trading you generally may make up to eight (8) exchanges out of your Fund account to an account in a different Franklin Templeton fund during any calendar year (a single request to exchange out of your Fund account to accounts in two different Franklin Templeton funds will count as two exchanges out of your Fund account). Regularly scheduled exchanges or transfers resulting from automatic rebalancing plans or similar arrangements will not be counted for purposes of this exchange limit guideline. The Fund may (but is not required to) reject any exchange request that exceeds this exchange limit guideline and may temporarily suspend or permanently terminate your exchange privileges, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed this exchange limit guideline.

Even if you don't exceed this exchange limit guideline, the Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the manager's judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described in the "Market Timing Trading Policy" section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history, both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. The Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds, Omnibus Accounts and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction.
Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. The Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o limiting annual exchange activity per fund account, o
o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and

o   assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund even if any such request would not exceed the exchange limit guideline described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona-fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know:
(1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.



ACCOUNT POLICIES

CALCULATING SHARE PRICE

The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see
"Telephone/Online Privileges" on page 21).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS


Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o  Exchange  shares  from  a  jointly  registered  Fund  account requiring all registered  owner  signatures into an identically
   registered   money  fund   account   that  only   requires  one
   registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.



ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:


o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.


o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.


o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin
Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020









FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)





Investment Company Act file #811-02790                   112 PA 08/04







FRANKLIN
CALIFORNIA TAX-FREE
INCOME FUND

CLASS A, B & C


STATEMENT OF ADDITIONAL INFORMATION
AUGUST 1, 2004

[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
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This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated August 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended March 31, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call
1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS
Goal, Strategies and Risks....................................  2
Officers and Directors........................................  8
Management and Other Services................................. 12
Portfolio Transactions.........................................15
Distributions and Taxes........................................15
Organization, Voting Rights
 and Principal Holders.........................................17
Buying and Selling Shares......................................18
Pricing Shares.................................................23
The Underwriter................................................24
Performance....................................................26
Miscellaneous Information......................................30
Description of Ratings.........................................31





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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


GOAL, STRATEGIES AND RISKS
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Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or
(ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES


The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including alternative minimum tax, and exempt from California personal income taxes for California residents as is consistent with prudent investment management and the preservation of shareholders' capital. Of course, there is no assurance that the Fund will meet its goal.


The Fund normally invests at least 80% of its total assets in securities that pay interest free from regular federal income taxes, including the federal alternative minimum tax and from California personal income taxes.

The Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin California Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Purchase securities in private placements or in other transactions for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

NON-FUNDAMENTAL INVESTMENT POLICIES

Municipal securities issued by California or its counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands, or the U.S. Virgin Islands, generally pay interest free from federal income tax and from California personal income taxes for California residents.


Although the Fund must, under normal market conditions, invest at least 80% of its assets in securities that pay interest free from regular federal income taxes, including the federal alternative minimum tax and California personal income taxes, the Fund seeks to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Below is a description of various types of municipal and other securities that the Fund may buy. Other types of municipal securities may become available that are similar to those described below and in which the Fund also may invest, if consistent with its investment goal and policies.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes:

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS The Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for the Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS The Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. The Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.


MELLO-ROOS BONDS are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. They may not be rated and are not considered obligations of the municipality.


Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the property owner's continuing ability to pay the real estate taxes. Various factors could negatively affect this ability, including a decline in the economy or in the real estate market of California.


MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.


The Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of directors.


Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES The Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Fund's income when interest rates fall. Of course, the Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

In addition to standard purchases and sales of various municipal securities, the Fund may also be subject to certain other characteristics and risks, and may also engage in other strategies, which, along with these risks, are described below. Should other strategies, not specifically described below, become available or attractive, the manager may engage in them so long as they are consistent with the Fund's goals and objectives.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service, Inc. (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, the Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION The Fund is a diversified fund. As a fundamental policy, the Fund will not buy a security if more than 5% of the value of its total assets would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or pre-refunded bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

The Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, the Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from the less than one-year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for the Fund from year to year, depending on market conditions. Short-term trading increases portfolio turnover and may increase costs. However, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the state and territories where the Fund invests.

Temporary defensive investments may include securities that pay taxable interest, including (i) high quality commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government, including indirect U.S. government securities such as mortgage-backed securities issued or guaranteed by the Government National Mortgage Association or the Federal National Mortgage Association, and repurchase agreements collateralized by U.S. government securities; or (iii) municipal securities issued by a state or local government other than California. The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS

In addition to the risk factors discussed in the prospectus, the following risks should be considered.


CALIFORNIA Since each Fund mainly invests in California municipal securities, its performance is closely tied to the ability of issuers of California municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within California. Below is a discussion of certain conditions that may affect California municipal issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of California municipal securities to meet their debt obligations or the economic or political conditions within California and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect the state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and retain successful businesses. A number of factors can also affect the state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

ECONOMY:
California's economy has been the largest of all the states in the nation, and ranks 6th internationally. From 1993 to early 2001, California's economy was fueled by growth in the construction, entertainment, tourism and computer services sectors. From April 2000 to April 2001, California generated 2/3 of the nation's job growth. Although the state entered calendar 2001 with strong job growth numbers, there has been a significant moderation in the economy since then that was further affected by 9/11. However, it appears that the state has held up fairly well, largely because of stability in the southern part of the state. Nonfarm payroll employment was revised downward from state projections due mainly to the San Francisco Bay Area. Employment was revised upwards however in the Sacramento and Southern California markets. In March 2004, nonfarm employment was down 1.6% from a year earlier; three months prior it was down 2.9%. The state predicts that job growth will improve through the remainder of 2004, up 0.8% for the year. The state predicts further improvement to 2.1% in 2005.

The state's diverse employment as represented by an employment mix is as follows: manufacturing at 10.7% of employment (based on 2003 state figures),
trade 18.9%, services 38.5%, and government 16.8%.   California's per capita
personal income has consistently been above that of the nation as a whole. During the 1990s, per capita income as a percent of the nation's increased to 108.7% in 2000. Since 2000, the ratio has declined and was 105.8% in 2003.

FINANCIAL:
By the end of fiscal year (FY) 2000, the state had experienced strong improvement in its financial condition, and general fund balances were a positive $8.4 billion or 13.6% of expenditures on a GAAP basis. But beginning in FY01, the state started to see a slowdown in revenue growth with an increase in expenditures. The state generated deficits in FY01, FY02 and FY03, leaving the state currently with an accumulated deficit in its general fund. In May and June 2004, the state issued $11.3 billion in economic recovery bonds, part of which will be used to help erase the accumulated deficit. The state's return to balanced operations will be a multi-year endeavor.

In May 2004, Governor Schwarzenegger released his May Revision, which revealed a $17.2 billion budget deficit for FY04 and FY05. He projected a $4 billion deficit for FY04 and, without corrective action, FY05 would have a $13.2 billion deficit. To close the budget gap, the governor has proposed a plan which includes program cuts and savings, use of the Economic Recovery Bonds, other loans and borrowing, fund shifts and transfers and money from local governments. The key to the governor's May Revision were several agreements between the governor and several large stakeholders including local governments, the California Teacher's Association and UC and CSU.

In 2000, personal income grew 28%, due in large part to the increase in stock options exercised. In FY01, the state still saw growth although it slowed substantially from FY00 to 12.9%. Due to the effects of 9/11 and the substantial economic slowdown, the state saw further declines in FY02 and FY03. This is largely due to the weak stock market and lack of stock option exercising. Stock market-related personal income tax revenue declined from $17.6 billion in FY01 to $8.6 billion in FY02 and $5.2 billion for FY03. The state is predicting that this declining trend will turn around with revenue of $6.4 billion in FY04 and $7.7 billion in FY05. In FY96, it was 5.6% of general fund revenues, it surged to 24.7% in FY01, dropped to 12.0% in FY02, dropped further to 7.2% in FY03 and it is projected to increase to just under 10% by FY05.

California's debt levels have grown in recent years as the state has been upgrading its infrastructure and financing new facilities resulting from its large population growth. In 1990, the state's debt per capita was below the median for all states. By 2004, it was $1,060, above the $701 median for all states, and it ranks 15th nationally. California's debt levels may increase further as the state attempts to address its infrastructure needs and school improvements.
The State of California has never defaulted on any state debt. Under the California State Constitution, debt service on the state's general obligation bonds come second only after funding public education.

In December 2003, Moody's lowered the state's rating to Baa1 from A3. In March 2004, both Moody's and S&P upgraded the state's outlooks to stable and positive respectively. In May 2004, Moody's upgraded the state's rating to A3 and assigned a positive outlook.


OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------


The Fund has a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------


                                       NUMBER OF
                                      PORTFOLIOS
                                    IN FUND COMPLEX   OTHER
 NAME, AGE              LENGTH OF     OVERSEEN BY  DIRECTORSHIPS
 AND ADDRESS  POSITION  TIME SERVED  BOARD MEMBER*    HELD
-------------------------------------------------------------------

Harris J.     Director     Since     141       Director, Bar-S
Ashton (72)                1977                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until
1998).
-----------------------------------------------------------------

S. Joseph     Director     Since     142       None
Fortunato                  1981
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------

Edith E.      Director     Since     97        Director,
Holiday (52)               1998                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas); H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium); and
                                               Canadian
                                               National Railway
                                               (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Gordon S.     Director     Since     141       Director, White
Macklin (76)               1992                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------


                                       NUMBER OF
                                      PORTFOLIOS
                                    IN FUND COMPLEX   OTHER
 NAME, AGE              LENGTH OF     OVERSEEN BY  DIRECTORSHIPS
 AND ADDRESS  POSITION  TIME SERVED  BOARD MEMBER*    HELD
-------------------------------------------------------------------

**Charles B.  Director,    Director  141       None
Johnson (71)  President,   since
One Franklin  and Chief    1977,
Parkway       Executive    President
San Mateo,    Officer -    since
CA 94403-1906 Investment   1984 and
              Management   Chief
                           Executive
                           Officer-
                           Investment
                           Management
                           since 2002


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Director     Director  124       None
Johnson, Jr.  and Vice     since
(63)          President    1983 and
One Franklin               Vice
Parkway                    President
San Mateo,                 since
CA 94403-1906              1982

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Sheila        Vice         Since     Not       None
Amoroso (44)  President    1999      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Harmon E.     Vice         Since     Not       None
Burns (59)    President    1987      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

Rafael R.     Vice         Since     Not       None
Costas, Jr.   President    1999      Applicable
(39)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       None
Fergerson                  July 2004 Applicable
(42)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Martin L.     Vice         Since     Not       None
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not Applicable  None
Gambill (56)  President     2002
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       None
Green (56)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Michael O.    Vice         Since     Not       Director, FTI
Magdol (67)   President -  2002      ApplicableBanque, Arch
600 Fifth     AML                              Chemicals, Inc.
Avenue        Compliance                       and Lingnan
Rockefeller                                    Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not       None
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       None
Vetter (52)   Financial    May 2004  Applicable
500 East      Officer
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director of RSM
McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
-----------------------------------------------------------------

Thomas Walsh  Vice         Since     Not       None
(42)          President    1999      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Fund pays noninterested board members $1,355 per month plus $1,345 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton
Investments. The following table provides the total fees paid to noninterested board members by the Fund and by Franklin Templeton Investments.

                                                       NUMBER OF
                                        TOTAL FEES     BOARDS IN
                                       RECEIVED FROM   FRANKLIN
                          TOTAL FEES     FRANKLIN      TEMPLETON
                           RECEIVED      TEMPLETON    INVESTMENTS
                           FROM THE    INVESTMENTS/2    ON WHICH
NAME                       FUND/1 ($)       ($)      EACH SERVES/3
-------------------------------------------------------------------
Harris J. Ashton            24,565        369,700         46
S. Joseph Fortunato         23,111        369,700         47
Edith E. Holiday            31,055        297,707         33
Gordon S. Macklin           23,220        369,700         46

1. For the fiscal year ended March 31, 2004.
2. For the calendar year ended December 31, 2003.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2003.



INDEPENDENT BOARD MEMBERS
--------------------------
                                               AGGREGATE
                                             DOLLAR RANGE OF
                                            EQUITY SECURITIES
                                              IN ALL FUNDS
                                              OVERSEEN BY
                                               THE BOARD
                        DOLLAR RANGE OF      MEMBER IN THE
 NAME OF               EQUITY SECURITIES   FRANKLIN TEMPLETON
 BOARD MEMBER             IN THE FUND        FUND COMPLEX
-----------------------------------------------------------------
Harris J. Ashton             None             Over $100,000
-------------------------------------------------------------
S. Joseph Fortunato          None             Over $100,000
-------------------------------------------------------------
Edith E. Holiday             None             Over $100,000
-------------------------------------------------------------
Gordon S. Macklin            None             Over $100,000
---------------------------------------------------------------

INTERESTED BOARD MEMBERS
-------------------------
AGGREGATE
                                             DOLLAR RANGE OF
                                            EQUITY SECURITIES
                                              IN ALL FUNDS
                                              OVERSEEN BY
                                              THE BOARD
                        DOLLAR RANGE OF      MEMBER IN THE
 NAME OF               EQUITY SECURITIES   FRANKLIN TEMPLETON
 BOARD MEMBER             IN THE FUND        FUND COMPLEX
--------------------------------------------------------------------
Charles B. Johnson      Over $100,000         Over $100,000
-------------------------------------------------------------
Rupert H. Johnson, Jr.  Over $100,000         Over $100,000
--------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit and the Nominating Committees are comprised of the following Independent Directors of the Fund: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday and Gordon S. Macklin.

The Fund's Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Fund's address at:

P.O. Box 997151
Sacramento, CA  95899-9983


During the fiscal year ended March 31, 2004, the Audit Committee met six times; the Nominating Committee did not meet.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager , and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager, and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


During the past fiscal year, the board, including a majority of noninterested or independent directors, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel.
Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of California municipal debt funds as selected by the independent third party analyst with particular emphasis being given to the income return in view of the Fund's primary objective of furnishing tax-free income. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to California municipal debt funds, and to the Fund's compliance with its specific investment goal and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of California municipal debt funds as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGER'S PROFITABILITY. The directors considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the directors considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of net assets up to and including $100 million;
   and

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o 9/240 of 1% of the value of net assets over $250 million and not over $10 billion; and

o 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion; and

o 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and

o 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion; and

o 19/600 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

o  3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended March 31, the Fund paid the following management fees:


                                             MANAGEMENT
                                            FEES PAID ($)
------------------------------------------------------------------
2004                                         62,039,052
2003                                         63,771,436
2002                                         62,343,867


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of the Fund's average daily net assets up to $200 million;

o  0.135% of average daily net assets over $200 million up to $700 million;

o  0.10% of average daily net assets over $700 million up to $1.2 billion;
   and

o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended March 31, the manager paid FT Services the following administration fees:


                                           ADMINISTRATION
                                            FEES PAID ($)
------------------------------------------------------------------
2004                                         11,005,424
2003                                         11,258,555
2002                                         11,029,007


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

The Fund may also pay servicing fees to certain financial institutions that
(i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or
(ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation
(NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Fund's Annual Report to Shareholders and reviews the Fund's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Fund does not buy securities in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advise to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last three fiscal years ended March 31, the Fund did not pay any brokerage commissions.


As of March 31, 2004, the Fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------


MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.


In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or
Guam), these dividends also may be exempt from California's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free in California.

TAXABLE INCOME DIVIDENDS. The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.


DISTRIBUTIONS OF CAPITAL GAINS


The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your taxable income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o   provide your correct social security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.


INVESTMENT IN COMPLEX SECURITIES The Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind
(PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.


TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is an open-end management investment company, commonly called a mutual fund. The Fund was organized as a Maryland corporation on November 28, 1977, and is registered with the SEC.


The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:


o   Franklin California Tax-Free Income Fund -  Class A
o   Franklin California Tax-Free Income Fund -  Class B
o   Franklin California Tax-Free Income Fund -  Class C
o   Franklin California Tax-Free Income Fund -  Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of July 1, 2004, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------

Ellard & Company               Advisor       16.85
C/O Fiduciary Trust Company
International
P.O. Box 3199
Church Street Station
New York, NY 10083-3199

Scott Family Living Trust      Advisor       16.60
Anna Scott Trustee
427 Corona Road
Petaluma, CA 94954-1406

Marie E. Meredith              Advisor        9.68
C/O Richard A. Sutherland
POA
1817 Finch Drive
Roseville, CA 95661-4806

Thomas A. Orphanos and         Advisor        5.85
Kristen J. Lamb, Jt. Ten.
169 Albacore Lane
Foster City, CA 94404-1989


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of July 1, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------


The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class B and Class C.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the original cost or the current offering price, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse or legal equivalent under state law, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

   o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies


o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates


o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o     Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts



DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

                                           THIS % IS DEDUCTED
                                                 FROM
 IF YOU SELL YOUR CLASS B SHARES WITHIN    YOUR PROCEEDS AS A
 THIS MANY YEARS AFTER BUYING THEM               CDSC
---------------------------------------------------------------
1 Year                                             4
2 Years                                            4
3 Years                                            3
4 Years                                            3
5 Years                                            2
6 Years                                            1
7 Years                                            0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


PRICING SHARES
-----------------------------------------------------------------------------


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88. When you sell shares, you receive the NAV minus any applicable CDSC.


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended March 31:


                                                AMOUNT
                                             RECEIVED IN
                                              CONNECTION
                                                 WITH
               TOTAL           AMOUNT        REDEMPTIONS
            COMMISSIONS     RETAINED BY          AND
              RECEIVED      DISTRIBUTORS     REPURCHASES
                ($)             ($)              ($)
------------------------------------------------------------
2004         13,711,471      1,989,422         892,081
2003         20,362,384      1,652,460         830,596
2002         20,847,245      1,404,007         678,302


Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.10% per year of Class A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.01% will be paid to Distributors under the plan or, should Class A's assets fall below $4 billion, up to an additional 0.02% could be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.06% (0.05% plus 0.01%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.


The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended March 31, 2004, the amounts paid by the Fund pursuant to the plan were:

                                      ($)
-----------------------------------------------
Advertising                         297,011
Printing and mailing of
prospectuses                         15,777
 other than to current
shareholders
Payments to underwriters            101,711
Payments to broker-dealers        9,880,250
Other                               624,848
                                  -------------
Total                            10,919,597
                                 =============


THE CLASS B AND C PLANS. The Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended March 31, 2004, were:

                                      ($)
----------------------------------------------
Advertising                         29,072
Printing and mailing prospectuses
 other than to current               1,199
shareholders
Payments to underwriters            18,943
Payments to broker-dealers       2,470,029
Other                               61,795
                                 ------------
Total                            2,581,038
                                 ============


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended March 31, 2004, were:

                                     ($)
---------------------------------------------
Advertising                         42,919
Printing and mailing
prospectuses                         1,223
 other than to current
shareholders
Payments to underwriters            23,129
Payments to broker-dealers       3,320,957
Other                               66,661
                                 -----------
Total                             3,454,889
                                 ===========



THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended March 31, 2004, were:

                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
Class A            1.55               4.19              5.67

                                                    SINCE
                1 YEAR (%)        5 YEARS (%)       INCEPTION
                                                    (1/1/99) (%)
------------------------------------------------------------------
Class B            1.44               4.18              4.32

                                                       SINCE
                1 YEAR (%)        5 YEARS (%)        INCEPTION
                                                    (5/1/95) (%)
------------------------------------------------------------------
Class C            4.46               4.51              5.53



The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P   =  a hypothetical initial payment of $1,000
T   =  average annual total return
n   =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended March 31, 2004 were:

                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
Class A            1.55               4.16              5.63

                                                       SINCE
                1 YEAR (%)        5 YEARS (%)        INCEPTION
                                                    (1/1/99) (%)
------------------------------------------------------------------
Class B            1.44               4.16              4.29

                                                       SINCE
                1 YEAR (%)        5 YEARS (%)        INCEPTION
                                                    (5/1/95) (%)
------------------------------------------------------------------
Class C            4.46               4.49              5.48



The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             D

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions)
n  =  number of years
ATV  =   ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended March 31, 2004, were:

                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
Class A            2.63               4.27              5.63

                                                       SINCE
                1 YEAR (%)        5 YEARS (%)        INCEPTION
                                                    (1/1/99) (%)
------------------------------------------------------------------
Class B            2.43               4.21              4.33

                                                       SINCE
                1 YEAR (%)        5 YEARS (%)        INCEPTION
                                                    (5/1/95) (%)
------------------------------------------------------------------
Class C            4.39               4.50              5.43


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions and redemptions)
n  =  number of years
ATV   = ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended March 31, 2004, were:

                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
Class A            1.55              22.76              73.64

                                                       SINCE
                1 YEAR (%)        5 YEARS (%)        INCEPTION
                                                    (1/1/99) (%)
------------------------------------------------------------------
Class B            1.44              22.73              24.82

                                                       SINCE
                1 YEAR (%)        5 YEARS (%)        INCEPTION
                                                    (5/1/95) (%)
------------------------------------------------------------------
Class C            4.46              24.70              61.65



CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended March 31, 2004, were:

CLASS A (%)   CLASS B (%)  CLASS C (%)
---------------------------------------
   3.76         3.36         3.36


The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1)  - 1]
           ----
            cd

where:

a =  interest earned during the period
b =  expenses accrued for the period (net of reimbursements)
c =  the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the   period


TAXABLE-EQUIVALENT YIELD The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended March 31, 2004, were:

CLASS A (%)    CLASS B (%)   CLASS C (%)
---------------------------------------
   6.38          5.70          5.70

As of March 31, 2004, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations were based was 41.05%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended March 31, 2004, were:

CLASS A (%)   CLASS B (%)  CLASS C (%)
---------------------------------------
   4.48         4.10         4.12

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended March 31, 2004, were:

CLASS A (%)   CLASS B (%)  CLASS C (%)
---------------------------------------
    7.59         6.96         6.99


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Citigroup Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers U.S. Aggregate Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.


o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.
   Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Citigroup Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of Credit Suisse First Boston LLC, J.P. Morgan Chase & Co., Citigroup, Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o  Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Fixed
   Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Merrill Lynch California Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the California municipal market. The index is published weekly in the LOS ANGELES TIMES and the SAN FRANCISCO CHRONICLE.

o Merrill Lynch Corporate Master Index - reflects investment grade corporate securities.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has $345 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 122 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $49 billion in municipal security assets for over 650,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2004, taxes could cost $42.15 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and the state tax rate of 11.0% as of January 1, 2004 (before the federal tax deduction). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their 2004-2005 annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings , which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.





FRANKLIN
CALIFORNIA TAX-FREE
INCOME FUND

ADVISOR CLASS


STATEMENT OF ADDITIONAL INFORMATION
August 1, 2004


[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated August 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended March 31, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).


CONTENTS


Goal, Strategies and Risks....................................2
Officers and Directors........................................8
Management and Other Services................................12
Portfolio Transactions.......................................15
Distributions and Taxes......................................15
Organization, Voting Rights and
 Principal Holders...........................................17
Buying and Selling Shares....................................18
Pricing Shares...............................................20
The Underwriter..............................................21
Performance..................................................21
Miscellaneous Information....................................25
Description of Ratings.......................................26




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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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GOAL, STRATEGIES AND RISKS
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Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or
(ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES


The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including alternative minimum tax, and exempt from California personal income taxes for California residents as is consistent with prudent investment management and the preservation of shareholders' capital. Of course, there is no assurance that the Fund will meet its goal.


The Fund normally invests at least 80% of its total assets in securities that pay interest free from regular federal income taxes, including the federal alternative minimum tax and from California personal income taxes.

The Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin California Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Purchase securities in private placements or in other transactions for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

NON-FUNDAMENTAL INVESTMENT POLICIES

Municipal securities issued by California or its counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands, or the U.S. Virgin Islands, generally pay interest free from federal income tax and from California personal income taxes for California residents.


Although the Fund must, under normal market conditions, invest at least 80% of its assets in securities that pay interest free from regular federal income taxes, including the federal alternative minimum tax and California personal income taxes, the Fund seeks to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Below is a description of various types of municipal and other securities that the Fund may buy. Other types of municipal securities may become available that are similar to those described below and in which the Fund also may invest, if consistent with its investment goal and policies.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes:

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS The Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for the Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS The Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. The Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.


MELLO-ROOS BONDS are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. They may not be rated and are not considered obligations of the municipality.


Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the property owner's continuing ability to pay the real estate taxes. Various factors could negatively affect this ability, including a decline in the economy or in the real estate market of California.


MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.


The Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of directors.


Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES The Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Fund's income when interest rates fall. Of course, the Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

In addition to standard purchases and sales of various municipal securities, the Fund may also be subject to certain other characteristics and risks, and may also engage in other strategies, which, along with these risks, are described below. Should other strategies, not specifically described below, become available or attractive, the manager may engage in them so long as they are consistent with the Fund's goals and objectives.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service, Inc. (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, the Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION The Fund is a diversified fund. As a fundamental policy, the Fund will not buy a security if more than 5% of the value of its total assets would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or pre-refunded bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

The Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, the Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from the less than one-year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for the Fund from year to year, depending on market conditions. Short-term trading increases portfolio turnover and may increase costs. However, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the state and territories where the Fund invests.

Temporary defensive investments may include securities that pay taxable interest, including (i) high quality commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government, including indirect U.S. government securities such as mortgage-backed securities issued or guaranteed by the Government National Mortgage Association or the Federal National Mortgage Association, and repurchase agreements collateralized by U.S. government securities; or (iii) municipal securities issued by a state or local government other than California. The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS

In addition to the risk factors discussed in the prospectus, the following risks should be considered.


CALIFORNIA Since each Fund mainly invests in California municipal securities, its performance is closely tied to the ability of issuers of California municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within California. Below is a discussion of certain conditions that may affect California municipal issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of California municipal securities to meet their debt obligations or the economic or political conditions within California and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect the state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and retain successful businesses. A number of factors can also affect the state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

ECONOMY:
California's economy has been the largest of all the states in the nation, and ranks 6th internationally. From 1993 to early 2001, California's economy was fueled by growth in the construction, entertainment, tourism and computer services sectors. From April 2000 to April 2001, California generated 2/3 of the nation's job growth. Although the state entered calendar 2001 with strong job growth numbers, there has been a significant moderation in the economy since then that was further affected by 9/11. However, it appears that the state has held up fairly well, largely because of stability in the southern part of the state. Nonfarm payroll employment was revised downward from state projections due mainly to the San Francisco Bay Area. Employment was revised upwards however in the Sacramento and Southern California markets. In March 2004, nonfarm employment was down 1.6% from a year earlier; three months prior it was down 2.9%. The state predicts that job growth will improve through the remainder of 2004, up 0.8% for the year. The state predicts further improvement to 2.1% in 2005.

The state's diverse employment as represented by an employment mix is as follows: manufacturing at 10.7% of employment (based on 2003 state figures),
trade 18.9%, services 38.5%, and government 16.8%.   California's per capita
personal income has consistently been above that of the nation as a whole. During the 1990s, per capita income as a percent of the nation's increased to 108.7% in 2000. Since 2000, the ratio has declined and was 105.8% in 2003.

FINANCIAL:
By the end of fiscal 2000, the state had experienced strong improvement in its financial condition, and general fund balances were a positive $8.4 billion or 13.6% of expenditures on a GAAP basis. But beginning in FY01, the state started to see a slowdown in revenue growth with an increase in expenditures. The state generated deficits in FY01, FY02 and FY03 leaving the state currently with an accumulated deficit in its general fund. In May and June 2004, the state issued $11.3 billion in economic recovery bonds, part of which will be used to help erase the accumulated deficit. The state's return to balanced operations will be a multi-year endeavor.

In May 2004, Governor Schwarzenegger released his May Revision, which revealed a $17.2 billion budget deficit for FY04 and FY05. He projected a $4 billion deficit for FY04 and, without corrective action, FY05 would have a $13.2 billion deficit. To close the budget gap, the governor has proposed a plan which includes program cuts and savings, use of the Economic Recovery Bonds, other loans and borrowing, fund shifts and transfers and money from local governments. The key to the governor's May Revision were several agreements between the governor and several large stakeholders including local governments, the California Teacher's Association and UC and CSU.

In 2000, personal income grew 28%, due in large part to the increase in stock options exercised. In FY01, the state still saw growth although it slowed substantially from FY00 to 12.9%. Due to the effects of 9/11 and the substantial economic slowdown, the state saw further declines in FY02 and FY03. This is largely due to the weak stock market and lack of stock option exercising. Stock market-related personal income tax revenue declined from $17.6 billion in FY01 to $8.6 billion in FY02 and $5.2 billion for FY03. The state is predicting that this declining trend will turn around with revenue of $6.4 billion in FY04 and $7.7 billion in FY05. In FY96, it was 5.6% of general fund revenues, it surged to 24.7% in FY01, dropped to 12.0% in FY02, dropped further to 7.2% in FY03 and it is projected to increase to just under 10% by FY05.

California's debt levels have grown in recent years as the state has been upgrading its infrastructure and financing new facilities resulting from its large population growth. In 1990, the state's debt per capita was below the median for all states. By 2004, it was $1,060, above the $701 median for all states, and it ranks 15th nationally. California's debt levels may increase further as the state attempts to address its infrastructure needs and school improvements.

The State of California has never defaulted on any state debt. Under the California State Constitution, debt service on the state's general obligation bonds come second only after funding public education.

In December 2003, Moody's lowered the state's rating to Baa1 from A3. In March 2004, both Moody's and S&P upgraded the state's outlooks to stable and positive respectively. In May 2004, Moody's upgraded the state's rating to A3 and assigned a positive outlook.


OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------


The Fund has a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------


                                       NUMBER OF
                                      PORTFOLIOS
                                    IN FUND COMPLEX   OTHER
 NAME, AGE              LENGTH OF     OVERSEEN BY  DIRECTORSHIPS
 AND ADDRESS  POSITION  TIME SERVED  BOARD MEMBER*    HELD
-------------------------------------------------------------------

Harris J.     Director     Since     141       Director, Bar-S
Ashton (72)                1977                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until
1998).
-----------------------------------------------------------------

S. Joseph     Director     Since     142       None
Fortunato                  1981
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------

Edith E.      Director     Since     97        Director,
Holiday (52)               1998                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas); H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium); and
                                               Canadian
                                               National Railway
                                               (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Gordon S.     Director     Since     141       Director, White
Macklin (76)               1992                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).


INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------

INDEPENDENT BOARD MEMBERS
-------------------------

                                       NUMBER OF
                                      PORTFOLIOS
                                    IN FUND COMPLEX   OTHER
 NAME, AGE              LENGTH OF     OVERSEEN BY  DIRECTORSHIPS
 AND ADDRESS  POSITION  TIME SERVED  BOARD MEMBER*    HELD
-------------------------------------------------------------------
**Charles B.  Director,    Director  141       None
Johnson (71)  President,   since
One Franklin  and Chief    1977,
Parkway       Executive    President
San Mateo,    Officer -    since
CA 94403-1906 Investment   1984 and
              Management   Chief
                           Executive
                           Officer-
                           Investment
                           Management
                           since 2002


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Director     Director  124       None
Johnson, Jr.  and Vice     since
(63)          President    1983 and
One Franklin               Vice
Parkway                    President
San Mateo,                 since
CA 94403-1906              1982

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Sheila        Vice         Since     Not       None
Amoroso (44)  President    1999      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Harmon E.     Vice         Since     Not       None
Burns (59)    President    1987      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

Rafael R.     Vice         Since     Not       None
Costas, Jr.   President    1999      Applicable
(39)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       None
Fergerson                  July 2004 Applicable
(42)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Martin L.     Vice         Since     Not       None
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not Applicable  None
Gambill (56)  President     2002
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       None
Green (56)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Michael O.    Vice         Since     Not       Director, FTI
Magdol (67)   President -  2002      ApplicableBanque, Arch
600 Fifth     AML                              Chemicals, Inc.
Avenue        Compliance                       and Lingnan
Rockefeller                                    Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not       None
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       None
Vetter (52)   Financial    May 2004  Applicable
500 East      Officer
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director of RSM
McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
-----------------------------------------------------------------

Thomas Walsh  Vice         Since     Not       None
(42)          President    1999      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Fund pays noninterested board members $1,355 per month plus $1,345 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton
Investments. The following table provides the total fees paid to noninterested board members by the Fund and by Franklin Templeton Investments.

                                                       NUMBER OF
                                        TOTAL FEES     BOARDS IN
                                       RECEIVED FROM   FRANKLIN
                          TOTAL FEES     FRANKLIN      TEMPLETON
                           RECEIVED      TEMPLETON    INVESTMENTS
                           FROM THE    INVESTMENTS/2    ON WHICH
NAME                       FUND/1 ($)        ($)      EACH SERVES/3
-------------------------------------------------------------------
Harris J. Ashton            24,565        369,700         46
S. Joseph Fortunato         23,111        369,700         47
Edith E. Holiday            31,055        297,707         33
Gordon S. Macklin           23,220        369,700         46

1. For the fiscal year ended March 31, 2004.
2. For the calendar year ended December 31, 2003.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2003.


INDEPENDENT BOARD MEMBERS
--------------------------
                                                AGGREGATE
                                             DOLLAR RANGE OF
                                            EQUITY SECURITIES
                                              IN ALL FUNDS
                                              OVERSEEN BY
                                              THE BOARD
                        DOLLAR RANGE OF      MEMBER IN THE
 NAME OF               EQUITY SECURITIES  FRANKLIN TEMPLETON
 BOARD MEMBER             IN THE FUND        FUND COMPLEX
------------------------------------------------------------

Harris J. Ashton           None             Over $100,000
S. Joseph Fortunato        None             Over $100,000
Edith E. Holiday           None             Over $100,000
Gordon S. Macklin          None             Over $100,000


INTERESTED BOARD MEMBERS
--------------------------------------------------------------

                                                AGGREGATE
                                              DOLLAR RANGE OF
                                             EQUITY SECURITIES
                                               IN ALL FUNDS
                                               OVERSEEN BY
                                                THE BOARD
                          DOLLAR RANGE OF     MEMBER IN THE
 NAME OF                 EQUITY SECURITIES  FRANKLIN TEMPLETON
 BOARD MEMBER               IN THE FUND        FUND COMPLEX
--------------------------------------------------------------

Charles B. Johnson           Over $100,000    Over $100,000
Rupert H. Johnson, Jr.       Over $100,000    Over $100,000


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit and the Nominating Committees are comprised of the following Independent Directors of the Fund: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday and Gordon S. Macklin.

The Fund's Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Fund's address at:

P.O. Box 997151
Sacramento, CA  95899-9983


During the fiscal year ended March 31, 2004, the Audit Committee met six times, the Nominating Committee did not meet.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


During the past fiscal year, the board, including a majority of noninterested or independent directors, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel.
Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of California municipal debt funds as selected by the independent third party analyst with particular emphasis being given to the income return in view of the Fund's primary objective of furnishing tax-free income. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to California municipal debt funds, and to the Fund's compliance with its specific investment goal and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of California municipal debt funds as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGER'S PROFITABILITY. The directors considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the directors considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES  The Fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of net assets up to and including $100 million; and

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o 9/240 of 1% of the value of net assets over $250 million and not over $10 billion; and

o 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion; and

o 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and

o 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion; and

o 19/600 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

o  3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended March 31, the Fund paid the following management fees:


                        MANAGEMENT
                      FEES PAID ($)
-------------------------------------------
2004                  62,039,052
2003                  63,771,436
2002                  62,343,867


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT ~Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

 o 0.15% of the Fund's average daily net assets up to $200 million;
 o 0.135% of average daily net assets over $200 million up to $700 million;
 o 0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
 o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended March 31, the manager paid FT Services the following administration fees:


                     ADMINISTRATION
                      FEES PAID ($)
 ------------------------------------------
 2004                 11,005,424
 2003                 11,258,555
 2002                 11,029,007

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.


Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

The Fund may also pay servicing fees to certain financial institutions that
(i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or
(ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation
(NSCC) networking system. In ~addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Fund's Annual Report to Shareholders and reviews the Fund's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Fund does not buy securities in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last three fiscal years ended March 31, the Fund did not pay any brokerage commissions.


As of March 31, 2004, the Fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------



MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.


In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or
Guam), these dividends also may be exempt from California's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free in California.

TAXABLE INCOME DIVIDENDS. The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.


DISTRIBUTIONS OF CAPITAL GAINS


The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your taxable income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o   98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o   provide your correct social security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.


INVESTMENT IN COMPLEX SECURITIES The Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind
(PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.


TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is an open-end management investment company, commonly called a mutual fund. The Fund was organized as a Maryland corporation on November 28, 1977, and is registered with the SEC.


The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:


o  Franklin California Tax-Free Income Fund -  Class A
o  Franklin California Tax-Free Income Fund -  Class B
o  Franklin California Tax-Free Income Fund -  Class C
o  Franklin California Tax-Free Income Fund -  Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 25% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of July 1, 2004, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------

Ellard & Company               Advisor       16.85
C/O Fiduciary Trust Company
International
P.O. Box 3199
Church Street Station
New York, NY 10083-3199

Scott Family Living Trust      Advisor       16.60
Anna Scott Trustee
427 Corona Road
Petaluma, CA 94954-1406

Marie E. Meredith              Advisor        9.68
C/O Richard A. Sutherland
POA
1817 Finch Drive
Roseville, CA 95661-4806

Thomas A. Orphanos and         Advisor        5.85
Kristen J. Lamb, Jt. Ten.
169 Albacore Lane
Foster City, CA 94404-1989


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of July 1, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------


The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.


If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U. S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


Effective October 1, 2001, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to October 1, 2001, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after October 1, 2001, Advisor Class standardized performance quotations are calculated as described below.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns before taxes for the indicated periods ended March 31, 2004, were:



                    1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
-----------------------------------------------------------
Advisor Class         6.13        5.11        6.15


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return
(pre-liquidation).


The average annual total returns after taxes on distributions for the indicated periods ended March 31, 2004 were:

                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
Advisor Class    6.13               5.09              6.10


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              D

where:

P  =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV  =  ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return
(post-liquidation).


The average annual total returns after taxes on distributions and redemptions for the indicated periods ended March 31, 2004, were:

                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
Advisor Class      5.71               5.10              6.06


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              DR

where:

P =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n =  number of years
ATV =  ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended March 31, 2004, were:


                    1 YEAR  (%)    5 YEARS (%)  10 YEARS (%)
------------------------------------------------------------
Advisor Class         6.13           28.33        81.58

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended March 31, 2004, was 4.00%.



The following SEC formula was used to calculate this figure:

                                   6
               Yield = 2 [(a-b + 1)  - 1]
                          ----
                           cd

where:
a  =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d  =  the net asset value per share on the last day of the period


TAXABLE-EQUIVALENT YIELD The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yield for the 30-day period ended March 31, 2004, was 4.00%.

As of March 31, 2004, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations was based was 41.05%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rate for the 30-day period ended March 31, 2004, was 4.76%.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund.
The taxable-equivalent distribution rate for the 30-day period ended March 31, 2004, was 8.07%.


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Citigroup Broad Bond Grade Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.


o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Citigroup Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of Credit Suisse First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Merrill Lynch California Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the California municipal market. The index is published weekly in the LOS ANGELES TIMES and the SAN FRANCISCO CHRONICLE.

o Merrill Lynch Corporate Master Index - reflects investment grade corporate securities.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has $345 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 122 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $51 billion in municipal security assets for over 650,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2004, taxes could cost $42.15 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and the state tax rate of 11.0% as of January 1, 2004 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their 2004-2005 annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA ~issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not ~quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings , which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to ~three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.





                FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
                              File Nos. 2-60470 &
                                   811-2790
                                   FORM N-1A
                                    PART C
                               OTHER INFORMATION

ITEM 22. EXHIBITS. The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)       Articles of Incorporation

           (i)  Articles of Incorporation dated November 23, 1977
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: June 1, 1995

           (ii) Articles of Amendment dated July 16, 1982
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: June 1, 1995

          (iii) Articles of Amendment dated August 7, 1986
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: June 1, 1995

           (iv) Articles of Amendment to Articles of Incorporation dated March 21, 1995
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: June 1, 1995

           (v) Articles Supplementary to Articles of Incorporation dated December 15, 1998
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: May 26, 1999

           (vi) Articles Supplementary to Articles of Incorporation dated September 2001
                Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: July 29, 2002

      (b)  By-laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: June 1, 1995

           (ii) Amendment to By-Laws dated April 25, 1988
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: July 19, 1996

          (iii) Amendment to By-Laws dated October 10, 2002

      (c)  Instruments Defining Rights of Security Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: June 1, 1995

      (e)  Underwriting Contracts

          (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton
                Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: July 27, 2001

          (ii) Forms of Dealer Agreements between Franklin Templeton Distributors, Inc. and Securities Dealers dated November 1, 2003

      (f)  Bonus or Profit Sharing Contracts

                Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: July 19, 1996

           (ii) Amendment dated May 7, 1997 to Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: May 21, 1998

          (iii) Amendment dated February 27, 1998, to the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: October 30, 1998

           (iv) Amendment dated September 2, 2003, to Exhibit A of the Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996

            (v) Terminal Link Agreement between Registrant and Bank of New
                York dated February 16, 1996
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: July 19, 1996

      (h)  Other Material Contracts

           (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc. and Franklin Templeton Services, LLC
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: July 27, 2001

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated May 15, 1998
                Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: May 21, 1998

      (j)  Other Opinions

           (i)   Consent of Independent Registered Public Accounting Firm

      (k)  Omitted Financial Statements

              Not Applicable

      (l)  Initial Capital Agreements

           (i)  Letter of Understanding for Class C shares dated April 12, 1995
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: June 1, 1995

      (m)  Rule 12b-1 Plan

          (i) Distribution Plan pursuant to Rule 12b-1 dated May 1, 1994 between Registrant and Franklin/Templeton Distributors, Inc.
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: June 1, 1995

         (ii) Class B Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: May 26, 1999

         (iii) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-60470
                Filing Date: July 27, 2001

      (n)  Rule 18f-3 Plan

           (i)  Multiple Class Plan dated November 18, 2003

      (p)  Code of Ethics

           (i)  Code of Ethics dated May, 2004

      (q)  Power of Attorney

           (i)  Power of Attorney dated May 12, 2004

ITEM 23.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

           None

ITEM 24.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of Franklin Advisers, Inc. (Advisers), the Registrant's manager, also serve as officers and/or directors/trustees for
(1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in
Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 26.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Series Fund Inc.
Franklin Mutual Recovery Fund
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this Item 26 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889):

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 27.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services, LLC, both of whose address is One Franklin Parkway, San Mateo, CA 94403-1906.

ITEM 28.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 29.   UNDERTAKINGS

Not Applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 27th day of July, 2004.

                    FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
                                    (Registrant)

                         By:
                               /s/ DAVID P. GOSS
                               David P. Goss
                               Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

CHARLES B. JOHNSON*                  Director, Chief Executive
-------------------                  Officer - Investment ManagemenT
Charles B. Johnson                   Dated: July 27, 2004

JIMMY D. GAMBILL*                    Chief Executive Officer -
-----------------                    Finance and Administration
Jimmy D. Gambill                     Dated: July 27, 2004

GALEN VETTER*                        Chief Financial Officer
-------------
Galen Vetter                         Dated: July 27, 2004

HARRIS J. ASHTON*                    Director
-----------------
Harris J. Ashton                     Dated: July 27, 2004

S. JOSEPH FORTUNATO*                 Director
-------------------
S. Joseph Fortunato                  Dated: July 27, 2004

EDITH E. HOLIDAY*                    Director
-----------------
Edith E. Holiday                     Dated: July 27, 2004

RUPERT H. JOHNSON, JR.*              Director
-----------------------
Rupert H. Johnson, Jr.               Dated: July 27, 2004

GORDON S. MACKLIN*                   Director
------------------
Gordon S. Macklin                    Dated: July 27, 2004




*By:
      /s/ DAVID P. GOSS
      David P. Goss
      Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)

                FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
                            REGISTRATION STATEMENT

                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION                            LOCATION

EX-99.(a)(i)        Articles of Incorporation dated            *
                    November 23, 1977

EX-99.(a)(ii)       Articles of Amendment dated July 16,       *
                    1982

EX-99.(a)(iii)      Articles of Amendment dated August         *
                    7, 1986

EX-99.(a)(iv)       Articles of Amendment to Articles of       *
                    Incorporation dated March 21, 1995

EX-99.(a)(v)        Articles Supplementary to Articles         *
                    of Incorporation dated December 15,
                    1998

EX-99.(a)(vi)       Articles Supplementary to Articles         *
                    of Incorporation dated September 19,
                    2001

EX-99.(b)(i)        By-Laws                                    *

EX-99.(b)(ii)       Amendment to By-Laws dated April 25,       *
                    1988

EX-99.(b)(iii)      Amendment to By-Laws dated October     Attached
                    10, 2002

EX-99.(d)(i)        Management Agreement between               *
                    Registrant and Franklin Advisers,
                    Inc. dated May 1, 1994

EX-99.(e)(i)        Amended and Restated Distribution          *
                    Agreement dated October 31, 2000

EX-99.(e)(ii)       Forms of Dealer Agreements between     Attached
                    Franklin Templeton Distributors,
                    Inc. and Securities Dealers dated
                    November 1, 2003

EX-99.(g)(i)        Master Custody Agreement between           *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(ii)       Amendment dated May 7, 1997 to             *
                    Master Custody Agreement between the
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(iii)      Amendment dated February 27, 1998,         *
                    to the Master Custody Agreement
                    between Registrant and Bank of New
                    York dated February 16, 1996

EX-99.(g)(iv)       Amendment dated September 2, 2003,     Attached
                    to Exhibit A of the Master Custody
                    Agreement between Registrant and
                    Bank of New York dated February 16,
                    1996

EX-99.(g)(v)        Terminal Link Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(h)(i)        Subcontract for Fund Administrative        *
                    Services dated January 1, 2001
                    between Franklin Advisers, Inc. and
                    Franklin Templeton Services, LLC

EX-99.(i)(i)        Opinion and Consent of Counsel dated       *
                    May 15, 1998

EX-99.(j)(i)        Consent of Independent Registered
                    Public Accounting Firm                   Attached

EX-99.(l)(i)        Letter of Understanding for Class II       *
                    shares dated April 12, 1995

EX-99.(m)(i)        Distribution Plan pursuant to 12b-1        *
                    Rule dated May 1, 1994 between
                    Registrant and Franklin/Templeton
                    Distributors, Inc.

EX-99.(m)(ii)       Class B Distribution Plan pursuant         *
                    to Rule 12b-1 between Registrant and
                    Franklin/Templeton Distributors,
                    Inc. dated October 16, 1998

EX-99.(m)(iii)      Class C Distribution Plan pursuant         *
                    to Rule 12b-1 between
                    Franklin/Templeton Distributors,
                    Inc. and the Registrant dated
                    October 31, 2000

EX-99.(n)(i)        Multiple Class Plan dated November     Attached
                    18, 2003

EX-99.(p)(i)        Code of Ethics dated May, 2004         Attached

EX-99.(q)(i)        Power of Attorney dated May 12, 2004   Attached

*Incorporated by Reference